Exhibit 99.1

The Arena Group Announces Preliminary and Unaudited Full Year 2022 Results Exceeding Guidance; Reaffirms 2023 Outlook

Company also Announces Two Strategic Partnerships with Artificial Intelligence (“AI”) Firms and Productivity Gains from AI Pilots

NEW YORK – February 3, 2023– The Arena Group Holdings, Inc. (NYSE American: AREN) (the “Company” or “The Arena Group”), a tech-powered media company home to more than 250 brands, including Sports Illustrated, TheStreet, Parade Media (“Parade”), Men’s Journal and HubPages operating on a single technology platform, today announced certain key preliminary and unaudited financial results for the full year ended December 31, 2022.

Preliminary and Unaudited Full Year 2022 Results and Guidance for 2023

●	Management expects fiscal year 2022 revenue from continuing operations* of between $217 million and $220 million, an increase of between $28 million and $31 million or 15% to 16% compared to the 2021 fiscal year, driven by a more than 70% increase in digital advertising revenue.
●	Management expects fiscal year 2022 net loss from continuing operations of between $68 million and $72 million, an improvement of between $18 million and $22 million compared to the 2021 fiscal year. Non-cash charges, such as stock-based compensation and depreciation and amortization, represented a majority of the net loss from continuing operations.
●	Management expects fiscal year 2022 Adjusted EBITDA** from continuing operations to exceed $3 million as compared to a loss of $12 million in the 2021 fiscal year.
●	Management also reiterated full year 2023 guidance of between $255 million and $270 million in total revenue and between $30 million and $35 million in Adjusted EBITDA**.

* The preliminary and unaudited results reflect the Parade Print business as a discontinued operation, consistent with the Company’s announcement in September of 2022 of its decision to cease Parade’s print operations.

** Adjusted EBITDA is a non-GAAP measure. For additional information regarding non-GAAP financial measures, see “Use of Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

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Artificial Intelligence Initiatives

In addition, The Arena Group today announced strategic development partnerships with two AI firms, Jasper and Nota. These partnerships will build on successful Company AI pilots run over the past two months on content production workflows that showed substantial productivity gains for editorial teams. The Company believes the rollout of such technology initiatives may drive margin expansion and consumer engagement in future quarters. For more information, please visit https://thearenagroup.net/news-room/.

Management Commentary

Chairman and Chief Executive Officer of The Arena Group Ross Levinsohn said, “Our financial results continue to validate our platform and our strategy, enabling us to drive significant revenue and audience growth. Key fourth quarter and full year 2022 results are expected to exceed published estimates and surpass our posted guidance. As we continue to scale our platform, we are generating significant efficiencies and expanding operating margins, with an expectation of substantially higher profitability in 2023 on a non-GAAP basis. We are benefiting from reaching the necessary scale to drive expansion in our operating margins, and we are increasingly utilizing advanced technology, including AI, to further streamline workflows, enabling further improvements in profitability. We continue to bolster our content, develop and leverage brand recognition, and benefit from strong audience development capabilities across a unified backend system.”

The Company previously provided guidance for 2022 full year Pro Forma Revenue and Pro Forma Adjusted EBITDA of $220 million and $4 million, respectively. These figures give effect to the discontinuation of the Parade print operations, consistent with the expected results announced today, but also included an estimate of the Pro Forma Revenue of $8 million and Pro Forma Adjusted EBITDA of $1 million from the Men’s Journal acquisition, as if they had been acquired as of January 1, 2022. Adjusting for these Pro Forma estimates, management expects to exceed the previously issued guidance.

Management also reiterated full year 2023 guidance of between $255 million and $270 million in total revenue and between $30 million and $35 million in Adjusted EBITDA.

The Company will provide more detail and discuss full financial results on its fourth quarter 2022 earnings conference call on Thursday, March 16, 2023.

Conference Call

Ross Levinsohn, The Arena Group’s Chief Executive Officer, Doug Smith, Chief Financial Officer, and Andrew Kraft, Chief Operating Officer, will host a conference call and live webcast to review the financial results and provide a corporate update on Thursday, March 16, 2023 at 4:30 p.m. ET. To access the call, please dial 888-506-0062 (toll free) or 973-528-0011 and if requested, reference conference ID 403807. The conference call will also be webcast live on the Investor Relations section of The Arena Group’s website at https://investors.thearenagroup.net/news-and-events/events.

Following the conclusion of the live call, a replay of the webcast will be available on the Investor Relations section of the Company’s website for at least 90 days. A telephonic replay of the conference call will also be available from 7 p.m. ET on March 16, 2023 until 11:59 p.m. ET on March 30, 2023 by dialing 877-481-4010 (United States) or 919-882-2331 (international) and using the passcode 47566.

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About The Arena Group

The Arena Group creates robust digital destinations that delight consumers with powerful journalism and news about the things they love – their favorite sports teams, advice on investing, the inside scoop on personal finance, and the latest on lifestyle essentials. With powerful technology, editorial expertise, data management, and marketing savvy, the transformative company enables brands like Sports Illustrated, TheStreet, Parade, and Men’s Journal to deliver highly relevant content and experiences that consumers love. To learn more, visit www.thearenagroup.net.

Preliminary and Unaudited Financial Results

The Company’s audited financial statements for the year ended December 31, 2022 are not yet available. Accordingly, the Company’s preliminary and unaudited financial results are an estimate and subject to the completion of the Company’s financial close and other procedures and finalization of the Company’s consolidated financial statements for the year ended December 31, 2022, including the completion of the audit of the Company’s financial statements. Accordingly, actual financial results that will be reflected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including audited financial statements, when they are completed and publicly disclosed may differ from these preliminary and unaudited results.

Beginning with the Company’s consolidated financial statements for the fiscal year ended December 31, 2022, the Company has reflected the Parade Print business as discontinued operations. Accordingly, the preliminary and unaudited financial results for the fiscal year ended December 31, 2022 reflect the Company’s Parade Print business as discontinued operations. Since the purchase was completed in April 2022, only the current year financials have been affected for the discontinued operation.

Use of Non-GAAP Financial Measures

We report our financial results in accordance with generally accepted accounting principles in the United States of America (“GAAP”); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. This press release includes references to Adjusted EBITDA, which is a non-GAAP financial measure. We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain items that are noncash in nature or not related to our core business operations. We calculate Adjusted EBITDA as net loss, adjusted for (i) interest expense (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in derivative valuations, (vi) liquidated damages, (vii) gain upon debt extinguishment, (viii) loss on impairment of lease, (ix) loss on lease termination, (x) loss on disposition of assets, (xi) professional and vendor fees, and (xii) employee restructuring payments.

Our non-GAAP Adjusted EBITDA may not be comparable to a similarly titled measure used by other companies, has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP Adjusted EBITDA as superior to, or a substitute for, the equivalent measures calculated and presented in accordance with GAAP.

We have not reconciled full year 2023 guidance for Adjusted EBITDA to the most directly comparable GAAP measure because certain items that impact Adjusted EBITDA are uncertain, out of our control, and/or cannot be reasonably predicted. Accordingly, a reconciliation of Adjusted EBITDA guidance to the corresponding GAAP measure is not available without unreasonable effort.

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Forward Looking Statements

This press release includes statements that constitute forward-looking statements. Forward-looking statements may be identified by the use of words such as “forecast,” “guidance,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “prospect,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” “opportunity,” “potential,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, and include, but are not limited to, statements related to the Company’s preliminary and unaudited financial results for the full year ended December 31, 2022, the Company’s guidance for the year ending December 31, 2023, the Company’s expectation of substantially higher profitability in 2023 and the Company’s expectation that its technology initiatives may enable further improvements in profitability and may drive margin expansion and consumer engagement. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the duration and scope of the COVID-19 pandemic and impact on the demand for the Company products; the ability of the Company to expand its verticals; the Company’s ability to grow its subscribers; the Company’s ability to grow its advertising revenue; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the effects of steps that the Company could take to reduce operating costs; the inability of the Company to sustain profitable sales growth; circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives, including expanded use of artificial intelligence tools; and those factors detailed by the Company in its public filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Should one or more of these risks, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations Contact

Rob Fink

FNK IR

Aren@fnkir.com

646.809.4048

Media Contacts:

Rachael Fink

Manager, Public Relations, The Arena Group

Rachael.Fink@thearenagroup.net

Andrew Rhodes

DKC

arena@dkcnews.com

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Reconciliation of GAAP to Non-GAAP Financial Measures

Expected Adjusted EBITDA from continuing operations for the 2022 fiscal year excludes the following items, which are included in GAAP net loss:

●	Stock-based compensation of approximately $31 million

●	Depreciation and amortization of approximately $27 million

●	Interest expense and income tax expense of approximately $12 million

●	Liquidated damages of approximately $1 million

●	Employee restructuring payments of approximately $1 million

●	Loss on impairment of assets of approximately $1 million

The following table presents a reconciliation of Adjusted EBITDA to net loss, which is the most directly comparable GAAP measure, for the 2021 fiscal year:

in thousands	Year Ended December 31, 2021
Net loss	$(89,940)
Add (deduct):
Interest expense, net (1)	10,448
Income tax (benefit) provision	(1,674)
Depreciation and amortization (2)	25,176
Stock-based compensation (3)	30,494
Change in derivative valuations	(34)
Liquidated damages (4)	2,637
Loss on disposition of assets (5)	1,192
Loss on impairment of lease (6)	466
Loss on termination of lease (7)	7,345
Gain upon debt extinguishment (8)	(5,717)
Professional and vendor fees (9)	6,901
Employee restructuring payments (10)	645
Adjusted EBITDA	$(12,061)

(1)	Represents interest expense related to our capital structure. Interest expense varies over time due to a variety of financing transactions. Investors should note that interest expense will recur in future periods.

(2)	Represents depreciation and amortization related to our developed technology and platform included within cost of revenues. We believe (i) the amount of depreciation and amortization expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

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(3)	Represents noncash costs arising from the grant of stock-based awards to employees, consultants and directors. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations, and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

(4)	Represents damages we owe to certain of our investors in private placements offerings conducted in fiscal years 2018 through 2020, pursuant to which we agreed to certain covenants in the respective securities purchase agreements and registration rights agreements, including the filing of resale registration statements and becoming current in our reporting obligations, which we were not able to timely meet.

(5)	Represents our disposition of certain assets related to the decision to no longer lease office space and other related disposition of assets that no longer are useful.

(6)	Represents the net loss for our right-of-use asset related to our lease in Santa Monica and related sublease of the office space based on our decision to no longer lease office space.

(7)	Represents our loss related to the surrender and termination of our lease of office space located in New York based on our decision to no longer lease office space.

(8)	Represents a gain upon extinguishment of the Payroll Protection Program Loan.

(9)	Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers, and other vendors related to (i) the preparation of periodic reports in order for us to become current in our reporting obligations (“Delinquent Reporting Obligations Services”), (ii) up-list to a national securities exchange, (iii) contemplated and completed acquisitions, (iv) public and private offerings of our securities and other financings, and (v) stockholder disputes and the implementation of our rights agreement. With respect to the Delinquent Reporting Obligations Services, we incurred professional and vendor fees in fiscal 2021 related to the preparation of our annual reports for fiscal years 2018 and 2019 (which contained the financial information for the quarterly periods during fiscal 2019), and 2020 and quarterly reports for the quarters in fiscal 2020 and the first and second quarters in fiscal 2021, all of which reports were filed during fiscal 2021. The amount of fees incurred in connection with the Delinquent Reporting Obligations Services is adjusted based on our best estimate of the amount we expect we would ordinarily incur to meet our reporting obligations pursuant to the Securities Exchange Act of 1934, as amended.

(10)	Represents severance and other settlement payments paid in connection with employee and leadership changes in fiscal 2021.

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